VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT (unaudited)

DECEMBER 31, 2021

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

No independent auditor has expressed an opinion or any other form of assurance with respect to any information contained in this annual report.

The investment results presented in this report are historical and are no indication of future performance.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

Investments in:	Cost	Number of Shares/Units	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market Portfolio	$2,542,175	2,542,175	$1.00	$2,542,175	$-	$(25,452)	$2,516,723
Investment Grade Bond Portfolio	421,480	31,072	13.35	414,816	-	(21,233)	393,583
Equity-Income Portfolio	11,707,638	516,678	26.15	13,511,127	-	(41,493)	13,469,634
Growth Portfolio	24,559,685	329,790	102.43	33,780,364	-	(173,254)	33,607,110
Asset Manager Portfolio	1,978,452	127,452	18.33	2,336,191	-	(29,858)	2,306,333
High Income Portfolio	1,586,349	296,542	5.25	1,556,848	-	(7,200)	1,549,648
Overseas Portfolio	4,371,104	214,291	29.28	6,274,440	-	(23,956)	6,250,484

The accompanying notes are an integral part of these financials statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Government Money Market Division	Investment Grade Bond Division	Equity- Income Division	Growth Division	Asset Manager Division	High Income Division	Overseas Division
Investment Income:
Dividends	$293	$12,796	$242,780	$0	$37,183	$84,417	$31,289
Expenses:
Risk Charges and Administrative Expenses	(29,199)	(7,124)	(127,599)	(322,467)	(23,077)	(16,072)	(60,659)

Net Investment Income (Loss)	(28,906)	5,672	115,181	(322,467)	14,106	68,345	(29,370)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	-	31,231	185,132	2,224,234	15,040	2,038	297,421
Net Unrealized Gains (Losses)	-	(72,218)	905,669	(2,184,073)	155,176	(15,947)	316,073
Capital Gain Distributions	-	17,588	1,406,129	6,641,497	12,726	-	450,327

Net Gains (Losses)	-	(23,399)	2,496,930	6,681,658	182,942	(13,909)	1,063,821

Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,906)	(17,727)	2,612,111	6,359,191	197,048	54,436	1,034,451

Transfers Due to Deaths	(226,042)	(255,234)	(249,807)	(1,518,087)	(320,918)	(61,712)	(216,629)
Transfers Due to Other Terminations	(55,205)	(34,560)	(172,581)	(483,813)	(82,178)	(31,534)	(33,994)
Transfers Due to Policy Loans	(30,852)	-	(47,459)	(114,511)	773	1,006	(31,228)
Transfers of Cost of Insurance	(10,791)	(3,500)	(53,883)	(126,093)	(10,587)	(6,947)	(28,003)
Transfers of Net Loan Cost	(11,204)	(85)	(20,112)	(46,589)	(3,353)	(1,922)	(3,987)
Transfers Among Investment Divisions	(39,370)	(296,267)	516,907	57,954	179,846	(102,642)	(316,428)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(373,464)	(589,646)	(26,935)	(2,231,139)	(236,417)	(203,751)	(630,269)

Total Increase (Decrease) in Net Assets	(402,370)	(607,373)	2,585,176	4,128,052	(39,369)	(149,315)	404,182
Net Assets - Beginning of Year	2,919,093	1,000,956	10,884,458	29,479,058	2,345,702	1,698,963	5,846,302

Net Assets - End of Year	$2,516,723	$393,583	$13,469,634	$33,607,110	$2,306,333	$1,549,648	$6,250,484

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2020

		Government Money Market Division		Investment Grade Bond Division		Equity- Income Division		Growth Division		Asset Manager Division		High Income Division		Overseas Division	Total
Investment Income:
Dividends	$	8,752	$	22,097	$	178,639	$	17,781	$	32,455	$	82,696	$	22,788	365,208
Expenses:
Risk Charges and Administrative Expenses		(29,050)		(10,317)		(99,995)		(240,001)		(21,366)		(16,279)		(50,582)	(467,590)

Net Investment Income (Loss)		(20,298)		11,780		78,644		(222,220)		11,089		66,417		(27,794)	(102,382)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)		--		17,885		(59,838)		1,305,320		(31,115)		(1,308)		96,830	1,327,774
Net Unrealized Gains (Losses)		--		52,085		(59,494)		5,458,755		266,467		(43,991)		623,793	6,297,615
Capital Gain Distributions		--		393		473,115		2,270,763		28,491		--		23,270	2,796,032

Net Gains (Losses)		--		70,363		353,783		9,034,838		263,843		(45,299)		743,893	10,421,421

Net Increase (Decrease) in Net Assets
Resulting from Operations		(20,298)		82,143		432,427		8,812,618		274,932		21,118		716,099	10,319,039

Transfers Due to Deaths		(5,636)		(32,208)		(293,812)		(298,369)		(52,233)		(19,590)		(71,275)	(773,123)
Transfers Due to Other Terminations		(76,521)		(30,796)		(215,084)		(240,946)		(39)		(47,992)		(64,418)	(675,795)
Transfers Due to Policy Loans		(35,004)		--		13,289		(89,771)		2,086		987		(44,964)	(153,377)
Transfers of Cost of Insurance		(11,183)		(5,107)		(42,219)		(91,997)		(10,471)		(7,245)		(23,982)	(192,204)
Transfers of Net Loan Cost		(9,403)		(121)		(17,354)		(39,259)		(5,971)		(2,234)		(3,532)	(77,874)
Transfers Among Investment Divisions		(392,565)		(76,421)		(302,920)		934,722		(52,249)		(86,644)		(23,923)	0

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions		(530,312)		(144,653)		(858,100)		174,380		(118,877)		(162,718)		(232,094)	(1,872,373)

Total Increase (Decrease) in Net Assets		(550,609)		(62,510)		(425,673)		8,986,998		156,056		(141,600)		484,005	8,446,666
Net Assets - Beginning of Year		3,469,702		1,063,466		11,310,131		20,492,060		2,189,646		1,840,564		5,362,297	45,727,867

Net Assets - End of Year	$	2,919,093	$	1,000,956	$	10,884,458	$	29,479,058	$	2,345,702	$	1,698,964	$	5,846,302	54,174,533

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Fidelity Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Fidelity Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act. The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021 the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary, Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing may require significant reserve strengthening in the range of $20 - 25 million based on estimates using prior year-end data assumptions.

Monarch Life informed WTW that given the recent publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact, that WTW consider using the methodologies used in prior years, rather than implement data from the Analysis. WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is extremely large relative to Monarch Life’s current net disability income claim reserve of $140.4 million - the increase would approximate 17.8%.

Monarch Life has received an “adverse” statement of actuarial opinion from WTW for December 31, 2021. Monarch Life has not made any reserve strengthening adjustments relative to the Analysis in their 2021 Annual Statement.

Monarch Life has informed the Massachusetts Division of Insurance (DOI) of this actuarial opinion.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 1-ORGANIZATION (Continued)

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, has engaged Milliman, Inc., to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Monarch Life is not disputing the results of the WTW review, but given the importance of the matter, Monarch Life management and the Rehabilitator have determined that a second review is appropriate before making such a significant reserve adjustment.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective portfolios of the Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2021, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2021 are shown below:

	Purchases	Sales
Government Money Market Portfolio	$2,756,541	$3,143,498
Investment Grade Bond Portfolio	68,375	619,478
Equity-Income Portfolio	2,956,928	1,488,800
Growth Portfolio	7,634,996	3,567,363
Asset Manager Portfolio	233,399	426,055
High Income Portfolio	88,787	222,451
Overseas Portfolio	559,037	763,221

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks, and annual administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. The charge is equal to a rate of 1.00% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2021 and 2020 are shown below:

	2021			2020
	Issued	Redeemed	Net Decrease	Issued	Redeemed	Net Decrease
Government Money Market Division	130,241	(147,221)	(16,980)	72,866	(98,203)	(25,337)
Investment Grade Bond Division	821	(13,255)	(12,434)	2,102	(5,193)	(3,091)
Equity-Income Division	8,678	(8,875)	(197)	5,999	(13,934)	(7,935)
Growth Division	3,358	(10,854)	(7,496)	8,341	(10,398)	(2,057)
Asset Manager Division	2,390	(5,233)	(2,843)	193	(2,017)	(1,824)
High Income Division	74	(3,395)	(3,321)	31	(2,889)	(2,858)
Overseas Division	1,295	(11,204)	(9,909)	3,364	(8,472)	(5,108)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2021, 2020, 2019, 2018, and 2017 consists of the following:

	At December 31,			For the year ended December 31,
2021	Units	Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
Government Money Market Division	120,498	$ 21.10	$ 2,542,175	0.01%	1.00%	(0.98%)
Investment Grade Bond Division	8,953	46.33	414,816	1.80%	1.00%	(1.59%)
Equity-Income Division	83,288	162.22	13,511,127	1.89%	1.00%	23.66%
Growth Division	104,688	322.68	33,780,364	0.00%	1.00%	22.00%
Asset Manager Division	28,788	81.15	2,336,191	1.60%	1.00%	8.83%
High Income Division	25,206	61.77	1,556,848	5.23%	1.00%	3.38%
Overseas Division	91,898	68.28	6,274,440	0.51%	1.00%	18.51%

2020
Government Money Market Division	137,478	$ 21.31	$ 2,929,131	0.30%	1.00%	(0.67%)
Investment Grade Bond Division	21,387	47.08	1,006,907	2.13%	1.00%	8.31%
Equity-Income Division	83,485	131.19	10,952,197	1.78%	1.00%	5.64%
Growth Division	112,184	264.50	29,672,569	0.07%	1.00%	42.47%
Asset Manager Division	31,631	74.57	2,358,627	1.51%	1.00%	13.73%
High Income Division	28,527	59.75	1,704,421	5.06%	1.00%	1.73%
Overseas Division	101,807	57.61	5,865,130	0.45%	1.00%	14.47%

2019
Government Money Market Division	162,815	$ 21.45	$ 3,492,486	2.00%	1.00%	1.01%
Investment Grade Bond Division	24,478	43.47	1,064,007	3.13%	1.00%	8.58%
Equity-Income Division	91,420	124.19	11,352,994	2.04%	1.00%	26.18%
Growth Division	114,241	185.65	21,209,246	0.26%	1.00%	32.98%
Asset Manager Division	33,455	65.56	2,193,384	1.82%	1.00%	17.08%
High Income Division	31,385	58.73	1,843,302	5.17%	1.00%	13.97%
Overseas Division	106,915	50.33	5,380,842	1.79%	1.00%	26.50%

2018
Government Money Market Division	140,583	$ 21.24	$ 2,985,584	1.62%	1.00%	0.64%
Investment Grade Bond Division	18,304	40.03	732,763	2.56%	1.00%	(1.52%)
Equity-Income Division	94,812	98.42	9,331,248	2.30%	1.00%	(9.21%)
Growth Division	131,836	139.61	18,405,110	0.24%	1.00%	(1.16%)
Asset Manager Division	33,256	56.00	1,862,277	1.63%	1.00%	(6.29%)
High Income Division	31,580	51.53	1,627,458	5.43%	1.00%	(4.25%)
Overseas Division	106,259	39.78	4,227,484	1.52%	1.00%	(15.66%)

2017
Government Money Market Division	145,293	$ 21.10	$ 3,065,977	0.67%	1.00%	(0.32%)
Investment Grade Bond Division	16,334	40.65	663,997	2.25%	1.00%	3.19%
Equity-Income Division	93,630	108.40	10,149,152	1.72%	1.00%	11.78%
Growth Division	150,742	141.25	21,292,003	0.22%	1.00%	33.80%
Asset Manager Division	35,400	59.76	2,115,465	1.88%	1.00%	12.98%
High Income Division	49,490	53.82	2,663,584	5.46%	1.00%	5.88%
Overseas Division	112,975	47.17	5,329,015	1.48%	1.00%	29.00%

VARIABLE ACCOUNT C

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2021 which require recognition or disclosure in the financial statements.

59601 05/22